UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  October 31, 2016

Date of reporting period:  October 31, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2016

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2016, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $20.73 per share.  Total return for the fiscal year ended October 31, 2016 (including a $1.0265 per share dividend paid in December 2015), was 5.97%.  This compares with a total return of 4.27% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 4.51% for the S&P 500® Index (“S&P 500”) for the same period.

Positive performance skewed toward our technology and small cap holdings during the 2016 fiscal year. The two top dollar gainers in the portfolio, accounting for more than $1 million in returns for the fiscal year, were semiconductor-makers, Texas Instruments, Inc. and Western Digital Corp. Each saw more than a 25 percent increase in market value. On the small cap side, Pittsburgh-based II-VI, Inc. (Two-Six), and Inter Parfums, Inc., a branded fragrance maker, led the way. These two names gained 54 percent and 59 percent, respectively. The negative side of the ledger was dominated by health care, as drug and medical device firms became a handy punching bag for politicians seeking votes in the 2016 election. Our holdings in Amgen, Inc. (“Amgen”), Allergan PLC (“Allergan”) and Pfizer, Inc. (“Pfizer”) all came up losers during a (generally) positive year for stocks, declining 8 percent, 32 percent and 3 percent, respectively. We continued to hold each during the year, and added to our holdings in competitor Abbott Laboratories (“Abbott”), on the expectation that the market will continue to be less accommodating to pharmaceutical price increases going forward. This sounds counterintuitive until one recognizes that each of the drug firms listed here has either a distinct competitive advantage with regard to product set (Allergan, Abbott), or plans to offer biosimilar competition for existing blockbuster therapies in the near future (Amgen, Pfizer). In all, 2016 was a year in which the performance themes of 2015 were flipped upside down, with cyclical and value-oriented names taking the lead from growth. More on this topic further down.

Annualized total return for the three years ended October 31, 2016 was 6.20%, compared to 7.83% for the Wilshire 5000 and 8.84% for the S&P 500.  Over the five-year period ended October 31, 2016, the Fund’s annualized total return was 10.12%, while the Wilshire 5000’s annualized return was 13.13% and the S&P 500’s annualized return was 13.57%.  Over the ten year period ended October 31, 2016, the Fund’s annualized total return was 4.80%, while the Wilshire 5000’s annualized return was 6.86% and the S&P 500’s annualized return was 6.70%.  Since inception on December 31, 2001, the Fund has produced a total return of 7.36% annualized (186.88% cumulative), compared to 6.96% annualized (171.26% cumulative) for the Wilshire 5000 and 6.37% annualized (149.90% cumulative) for the S&P 500.  The annual gross operating expense ratio for the Fund is 1.43%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

Fund performance for fiscal year 2016 edged ahead of the major indexes for the first time in several years. This occurred as the “value” style of investing (which we espouse) outperformed the “growth” style for only the second time in the past 8 calendar years (2016 year-to-date), as

Fort Pitt Capital Total Return Fund

measured by the performance of the representative Center for Research in Security Prices Large Cap Domestic Indexes.

We’ve detailed at length in previous letters our belief that the long cycle of outperformance by growth would wane at some point – we just could not say when. We said any of three events, either alone or in combination, could lead to such a change. These included a reversal of the “growth at all cost” investing mantra, a less accommodative U.S. Federal Reserve Board (the “Fed”) and acceleration of the U.S. economic recovery.  Each of these occurred in various measures over the past year. First, biotech stocks, the leaders in the growth pantheon since early 2012, suffered mightily in the months leading up to the U.S. election, as soaring drug prices took center stage. Second, the Fed began the process of normalizing interest rates with a baby step in late 2015, and was on schedule to continue raising rates in late 2016. Finally, hopes for stronger U.S. economic growth engendered by the election of Donald J. Trump as the 45th President of the United States pushed value stocks to new relative highs late in the year.

All of the above is no guarantee of ongoing outperformance by value, and there will undoubtedly be setbacks along the way. But the mushy post-financial crisis path of economic growth in the U.S. appears set to improve, perhaps markedly, and this could create entirely new stock market dynamics. As noted above, cyclical, small-cap and overlooked names in the industrial and financial segments of the market took off ahead of the election, as if the market knew what was coming. Investor focus appears to be shifting from multinational names that benefit from globalization to smaller firms that sell mostly domestically. Companies levered to higher interest rates have rocketed since Election Day as well, with many financial shares soaring 2 standard deviations above their forty-week averages.

As always, the proof of the pudding will be in the eating. Donald Trump shocked the world, but maybe no one should have been surprised. Brexit and populist movements across Europe have been signaling for months that citizens of developed nations are fed up with the empty promise of globalization. The benefits of trade were never adequately explained, while the costs were glaringly obvious to the residents of the rust-belt states that put Trump over the top on November 8th. The President-elect certainly talks a good game, but can he play a good game – and deliver on his promises? Markets obviously think so. Investors are beginning to bake in faster growth arising from expected across-the-board tax cuts, reduced regulation and increased domestic spending on infrastructure, all policies within reach as a result of unified Republican government. The first hundred days of the new Trump Administration will likely tell the tale, and we will be watching with interest.

Another change that benefitted Fund returns in fiscal 2016 was our move to invest more of our cash. Recall that at the end of fiscal 2015, we held 18 percent of our portfolio in cash and equivalents. We said at the time that we planned to deploy more of it into productive assets, and we’ve done so. Cash was reduced to 6 percent of Fund assets at fiscal year-end, and less than 3 percent as of this writing. We expect to maintain cash at less than 5 percent of total Fund assets for the foreseeable future.

Thank you for your continued support of the Fund.

Charlie Smith
Portfolio Manager

Fort Pitt Capital Total Return Fund

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The Center for Research in Security Prices provides research-quality, historical market data and returns, including market indexes widely used by academics and commercial practitioners. Their Large Cap Domestic Index measures the investment performance of a group of large, U.S.-based companies over time.

Standard deviation is a statistical measure of the dispersion of a set of data from its mean. If the data points are further from the mean, there is higher deviation within the data set.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. It is not possible to invest directly in an index.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of Hypothetical $10,000 Investment at October 31, 2016
vs.
Wilshire 5000 Total Market Index & S&P 500® Index

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
$19,416
$19,124
$15,982
Fort Pitt Capital Total Return Fund
S&P 500® Index
Wilshire 5000 Total Market Index

Average Annual Total Return1
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	5.97%	10.12%	4.80%	7.36%
Wilshire 5000 Total Market Index	4.27%	13.13%	6.86%	6.96%
S&P 500® Index	4.51%	13.57%	6.70%	6.37%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1  Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged, capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/16 – 10/31/16).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2016 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual	$1,000.00	$1,056.60	$6.41
Hypothetical	$1,000.00	$1,018.90	$6.29
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2016

COMMON STOCKS – 93.87%	Shares	Value
Administrative and Support Services – 1.99%
Synchrony Financial	40,000	$1,143,600

Apparel Manufacturing – 2.99%
VF Corp.	31,600	1,713,036

Chemical Manufacturing – 8.85%
Abbott Laboratories	26,600	1,043,784
AdvanSix, Inc.*	732	11,683
Allergan PLC*#	4,091	854,774
Inter Parfums, Inc.	23,050	751,430
Pfizer, Inc.	23,964	759,898
RPM International, Inc.	27,300	1,297,842
Zoetis, Inc.	7,553	361,033
		5,080,444
Clothing and Clothing Accessories Stores – 2.96%
Urban Outfitters, Inc.*	50,800	1,699,260

Computer and Electronic Product Manufacturing – 14.25%
Halyard Health, Inc.*	1,806	58,424
Intel Corp.	49,100	1,712,117
Texas Instruments, Inc.	35,100	2,486,835
Western Digital Corp.	38,667	2,259,699
Xilinx, Inc.	32,600	1,658,362
		8,175,437
Credit Intermediation and Related Activities – 5.49%
Bank of New York Mellon Corp.	16,300	705,301
F.N.B. Corp.	33,700	440,459
PNC Financial Services Group, Inc.	21,000	2,007,600
		3,153,360
Fabricated Metal Product Manufacturing – 2.14%
Parker-Hannifin Corp.	10,000	1,227,500

Insurance Carriers and Related Activities – 6.20%
Arthur J. Gallagher & Co.	41,300	1,991,899
Loews Corp.	36,350	1,564,141
		3,556,040
Machinery Manufacturing – 3.25%
General Electric Co.	22,884	665,924
II-VI, Inc.*	43,150	1,199,570
		1,865,494

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2016

COMMON STOCKS – 93.87% (Continued)	Shares	Value
Miscellaneous Manufacturing – 6.97%
Medtronic PLC#	25,350	$2,079,207
Rockwell Automation, Inc.	16,050	1,921,506
		4,000,713
Nonmetallic Mineral Product Manufacturing – 2.55%
Headwaters, Inc.*	89,300	1,464,520

Paper Manufacturing – 2.88%
Kimberly-Clark Corp.	14,450	1,653,225

Petroleum and Coal Products Manufacturing – 2.04%
BP PLC – ADR	33,000	1,173,150

Primary Metal Manufacturing – 1.36%
Matthews International Corp. – Class A	13,000	778,700

Professional, Scientific, and Technical Services – 5.82%
Amgen, Inc.	8,150	1,150,454
NetScout Systems, Inc.*	79,800	2,190,510
		3,340,964
Publishing Industries (except Internet) – 7.52%
CA, Inc.	56,900	1,749,106
Microsoft Corp.	42,800	2,564,576
		4,313,682
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.21%
Charles Schwab Corp.	40,000	1,268,000

Telecommunications – 6.73%
AT&T, Inc.	55,000	2,023,450
Verizon Communications, Inc.	38,250	1,839,825
		3,863,275
Transportation Equipment Manufacturing – 7.22%
Boeing Co.	15,000	2,136,450
Honeywell International, Inc.	18,300	2,007,144
		4,143,594
Utilities – 0.45%
Kinder Morgan, Inc.	12,693	259,318
TOTAL COMMON STOCKS
(Cost $35,548,595)		53,873,312

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2016

SHORT-TERM INVESTMENTS – 6.14%	Shares	Value
Money Market Funds – 6.14%
Fidelity Investments Money Market Government Portfolio –
Class I, 0.27%†	657,367	$657,367
Invesco STIT – Government & Agency Portfolio –
Institutional Class, 0.29%†	2,864,981	2,864,981
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,522,348)		3,522,348

Total Investments
(Cost $39,070,943) – 100.01%		57,395,660
Liabilities in Excess of Other Assets – (0.01)%		(4,818)
NET ASSETS – 100.00%		$57,390,842

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at October 31, 2016.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2016

ASSETS
Investments, at market value (cost $39,070,943)	$57,395,660
Receivable for Fund shares sold	17,623
Dividends and interest receivable	72,467
Prepaid expenses	6,396
Total assets	57,492,146

LIABILITIES
Due to advisor	40,949
Administration and fund accounting fees	11,650
Audit fees	19,500
Transfer agent fees and expenses	11,494
Legal fees	3,266
Custody fees	2,084
Shareholder reporting fees	10,797
Chief Compliance Officer fee	1,500
Accrued expenses	64
Total liabilities	101,304

NET ASSETS	$57,390,842

COMPONENTS OF NET ASSETS
Paid-in capital	$37,055,617
Undistributed net investment income	434,821
Undistributed net realized gain on investments	1,575,687
Net unrealized appreciation on investments	18,324,717
Total net assets	$57,390,842
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,768,053
Net Asset Value, Redemption Price and Offering Price Per Share+	$20.73

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2016

INVESTMENT INCOME
Income
Dividends (net of issuance fees of $660)	$1,183,933
Interest	15,592
Total investment income	1,199,525
Expenses
Advisory fees (Note 4)	564,376
Administration and fund accounting fees (Note 4)	70,574
Transfer agent fees and expenses (Note 4)	65,229
Registration fees	20,946
Audit fees	19,499
Custody fees (Note 4)	12,255
Trustee fees	10,224
Shareholder reporting	9,660
Legal fees	9,390
Chief Compliance Officer fees (Note 4)	9,000
Other	6,321
Total expenses before fee waiver	797,474
Less: fee waiver from Advisor (Note 4)	(97,647)
Net expenses	699,827
Net investment income	499,698

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,575,704
Change in unrealized appreciation on investments	1,141,794
Net realized and unrealized gain on investments	2,717,498
Net increase in net assets resulting from operations	$3,217,196

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS
Net investment income	$499,698	$447,265
Net realized gain on investments	1,575,704	2,415,395
Change in unrealized appreciation on investments	1,141,794	(2,060,336)
Net increase in net assets resulting from operations	3,217,196	802,324

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(468,892)	(413,799)
Net realized gains	(2,415,385)	(1,364,325)
Total distributions	(2,884,277)	(1,778,124)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,478,073	6,721,857
Proceeds from shares issued in reinvestment of dividends	2,879,646	1,771,158
Cost of shares redeemed*	(7,434,798)	(3,692,605)
Net increase/(decrease) in net assets resulting
from capital share transactions	(1,077,079)	4,800,410

Total increase/(decrease) in net assets	(744,160)	3,824,610

NET ASSETS
Beginning of year	58,135,002	54,310,392

End of year	$57,390,842	$58,135,002

Undistributed net investment income	$434,821	$404,025

CHANGES IN SHARES OUTSTANDING
Shares sold	175,520	328,513
Shares issued in reinvestment of dividends	153,173	88,161
Shares redeemed	(378,804)	(175,882)
Net increase/(decrease) in Fund shares outstanding	(50,111)	240,792
Shares outstanding, beginning of year	2,818,164	2,577,372
Shares outstanding, end of year	2,768,053	2,818,164

*	Net of redemption fees of $164 and $3,098, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$20.63	$21.07	$19.39	$15.88	$14.72
Income from
investment operations:
Net investment income	0.18	0.16	0.17	0.20	0.21
Net realized and unrealized
gain on investments	0.95	0.09	2.01	3.53	1.12
Total from
investment operations	1.13	0.25	2.18	3.73	1.33
Less dividends:
Dividends from
net investment income	(0.17)	(0.16)	(0.18)	(0.22)	(0.17)
Dividends from
net realized gains	(0.86)	(0.53)	(0.32)	—	—
Total dividends	(1.03)	(0.69)	(0.50)	(0.22)	(0.17)
Redemption fees	0.00 #	0.00 #	0.00 #	0.00 #	0.00 #
Net asset value, end of year	$20.73	$20.63	$21.07	$19.39	$15.88
Total return[1]	5.97%	1.28%	11.58%	23.83%	9.18%
Supplemental data and ratios:
Net assets, end of year	$57,390,842	$58,135,002	$54,310,392	$48,806,280	$39,832,323
Ratio of net expenses
to average net assets:
Before fee waivers	1.41%	1.41%	1.43%	1.49%	1.53%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.71%	0.64%	0.67%	0.90%	1.07%
After fee waivers	0.88%	0.81%	0.86%	1.15%	1.36%
Portfolio turnover rate	5%	6%	12%	15%	4%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2016

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
For the year ended October 31, 2016, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Undistributed
Net Investment	Net Realized
Income	Gain
$(10)	$10

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.
During the year ended October 31, 2016, the Fund retained $164 in redemption fees.
G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support,
Waste Management	$1,143,600	$—	$—	$1,143,600
Finance and Insurance	7,977,400	—	—	7,977,400
Information	8,176,957	—	—	8,176,957
Manufacturing	31,275,813	—	—	31,275,813
Professional, Scientific, and
Technical Services	3,340,964	—	—	3,340,964
Retail Trade	1,699,260	—	—	1,699,260
Utilities	259,318	—	—	259,318
Total Common Stocks	53,873,312	—	—	53,873,312
Short-Term Investments	3,522,348	—	—	3,522,348
Total Investments	$57,395,660	$—	$—	$57,395,660

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2016, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended October 31, 2016.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2016, Fort Pitt Capital Group, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the year ended October 31, 2016, the Fund incurred $564,376 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2016, the Advisor reduced its fees in the amount of $97,647; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $292,075 at October 31, 2016. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2017	$100,067
2018	94,361
2019	97,647
$292,075

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended October 31, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$70,574
Transfer Agency (a)	20,204
Custody	12,255
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$11,650
Transfer Agency (a)	3,376
Custody	2,084
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,106,976 and $2,449,016, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2016 and the year ended October 31, 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$478,530	$418,890
Long-term capital gains	2,405,747	1,359,234

As of October 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$39,070,955
Gross tax unrealized appreciation	18,907,664
Gross tax unrealized depreciation	(582,959)
Net tax unrealized appreciation	18,324,705
Undistributed ordinary income	434,821
Undistributed long-term capital gain	1,575,699
Total distributable earnings	2,010,520
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$20,335,225

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Stock Market Risks: The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

•
Interest Rate Risks: Fixed income securities may decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risk: An issuer may not make timely payments of principal and interest.
•
Foreign Securities Risk: Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small- and medium-capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Fort Pitt Capital Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Advisors Series Trust (the “Trust”), as of October 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2016 (Unaudited)

For the year ended October 31, 2016, the Fort Pitt Capital Total Return Fund designated $478,530 as ordinary income and $2,405,747 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2016, certain dividends paid by the Fort Pitt Capital Total Return Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fort Pitt Capital Total Return Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2016 was 100%.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees1

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee[2]	Five Years[3]

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 70)		term	Delta Housing Corporation		Advisors
615 E. Michigan Street		since	(collegiate housing		Series
Milwaukee, WI 53202		March	management) (2012 to		Trust (for
		2014.	present); Trustee and Chair		series not
			(2000 to 2012), New Covenant		affiliated
			Mutual Funds (1999 to 2012);		with the
			Director and Board Member,		Fund);
			Alpha Gamma Delta Foundation		Independent
			(philanthropic organization)		Trustee
			(2005 to 2011).		from 1999
to 2012,
New
Covenant
Mutual
Funds (an
open-end
investment
company
with 4
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee,
(age 82)		term	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		Series
Milwaukee, WI 53202		May			Trust (for
		2002.			series not
affiliated
with the
Fund);
Independent
Trustee
from 1999
to 2009,
E*TRADE
Funds.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee[2]	Five Years[3]

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee,
(age 77)		term	President, Federal Home Loan		Advisors
615 E. Michigan Street		since	Bank of San Francisco.		Series
Milwaukee, WI 53202		February			Trust (for
		1997.			series not
affiliated
with the
Fund).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	1	Trustee,
(age 57)		term*	(financial consulting firm)		Advisors
615 E. Michigan Street		since	(1998 to present).		Series
Milwaukee, WI 53202		January			Trust (for
		2016.			series not
affiliated
with the
Fund);
Independent
Trustee,
Doubleline
Funds
Trust (an
open-end
investment
company
with 13
portfolios),
Doubleline
Equity
Funds,
Doubleline
Opportunis-
tic Credit
Fund and
Doubleline
Income
Solutions
Fund, from
2010 to
present.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Interested Trustee

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee[2]	Five Years[3]

Joe D. Redwine[4]	Interested	Indefinite	President, CEO, U.S. Bancorp	1	Trustee,
(age 69)	Trustee	term	Fund Services, LLC		Advisors
615 E. Michigan Street		since	(May 1991 to present).		Series
Milwaukee, WI 53202		September			Trust (for
		2008.			series not
affiliated
with the
Fund).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term	(May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration,
(age 49)	and	term	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Principal	since
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term	U.S. Bancorp Fund Services, LLC (October
615 E. Michigan Street	Principal	since	1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	term	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	President,	term	(February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 51)		term	Services, LLC (May 2006 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 29)	Secretary	term	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		since	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202		September	(September 2012 to July 2013); Legal Internship, Artisan
		2015.	Partners Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
As of October 31, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

3
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

4
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2016 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the
SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling
1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$16,100	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/5/17

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   1/5/17

* Print the name and title of each signing officer under his or her signature.